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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   August 4, 1998
                                                  ---------------------


                                  Keane, Inc.
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              (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
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                (State or Other Jurisdiction of Incorporation)


        1-7516                                       04-243-7166
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(Commission File Number)                (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                            02129
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(Address of Principal Executive Offices)                      (Zip Code)


                                (617) 241-9200
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 9.   SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On August 4, 1998, pursuant to a Stock Purchase Agreement by and among Keane, Inc. (the "Registrant") and the stockholders of Icom Systems Limited, a corporation incorporated under the laws of England and Wales ("Icom"), the Registrant issued 835,545 shares of its common stock (the "Shares") to the stockholders of Icom (the "Icom Stockholders") in exchange for substantially all of the outstanding share capital of Icom. The Shares were issued and sold in reliance upon Rule 903 of Regulation S under the Securities Act of 1933, as amended, ("Regulation S") to the Icom Stockholders, each of whom was deemed not to be a "U.S. person" as defined in Regulation S. No underwriters were involved with such issuance and sale of the Shares.

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 10, 1998         KEANE, INC.
                              -----------
                              (Registrant)



                              By: /s/ Wallace A. Catlado
                                 ------------------------------------
                                     Wallace A. Cataldo
                                     Vice President - Finance